MANNING & NAPIER FUND, INC.

Supplement dated September 28, 2011 to the following

Summary Prospectuses of the Manning & Napier Fund, Inc. (the “Fund”):

The Summary Prospectuses dated March 1, 2011 for the following Series and Classes:

Pro-Blend Conservative Term Series – Class S

Pro-Blend Moderate Term Series – Class S

Pro-Blend Extended Term Series – Class S

Pro-Blend Maximum Term Series – Class S

Equity Series

Tax Managed Series – Class A

Overseas Series

The Summary Prospectuses dated May 1, 2011 for the following Series and Classes: World Opportunities Series – Class A International Series

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectus.

Manning & Napier Advisors, Inc., the investment advisor to the Fund and each of its portfolios (each, a “Series”), is undergoing a restructuring that will result in a newly formed Delaware limited liability company to be called Manning & Napier Advisors, LLC. On or about October 1, 2011, Manning & Napier Advisors, LLC will assume the same roles and responsibilities as Manning & Napier Advisors, Inc. currently has with respect to the Fund and each of its Series. This change will not affect the portfolio management teams or investment strategies of any of the Series of the Fund.

Accordingly, all references to Manning & Napier Advisors, Inc. in the Summary Prospectuses are hereby deleted and replaced by Manning & Napier Advisors, LLC, to be effective on the date of the corporate restructuring, which is expected to be on or about October 1, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Summary Supp 092811